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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form S-1
(No. 333-72665) of our report, dated March 30, 1999, relating to the consolidated financial statements of Ansys Diagnostics, Inc. and Subsidiary. We also consent to the reference to our Firm under the caption "Experts" and "Selected Consolidated Financial Data" in the Prospectus.




                                             McGladrey & Pullen, LLP

Anaheim, California
March 30, 1999